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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of FEI Company on Form S-8 of our report dated February 8, 2000, appearing in the Annual Report on Form 10-K of FEI Company for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP

Portland, Oregon
August 31, 2000